UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B7201 Cambridge, MA		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2018, the Board of Directors (the “Board”) of Merrimack Pharmaceuticals, Inc. (the “Company”) approved a bonus award pursuant to the Company’s 2017 annual performance-based cash bonus program for Richard Peters, the Company’s President and Chief Executive Officer, as set forth below:

2017 Base Salary	Target Bonus Percentage	Target Cash Bonus	2017 Actual Cash Bonus	Actual Bonus as % of Prorated Salary
$700,000	65%	$410,123(1)	$533,160(2)	84.5%

(1)	Dr. Peters’ target cash bonus for 2017 was prorated based on his start date of February 6, 2017.
(2)	The Board determined that Dr. Peters far exceeded expectations with respect to both the achievement of his specified annual individual performance objectives and the embodiment of the Company’s values and expected behaviors, which made him eligible for a bonus of up to 150% of his target cash bonus.

The Board also increased Dr. Peters’ base salary to $722,084, retroactive to January 1, 2018.

Also on February 15, 2018, the Organization and Compensation Committee (the “Committee”) of the Board approved a bonus award pursuant to the Company’s 2017 annual performance-based cash bonus program for Jean M. Franchi, the Company’s Chief Financial Officer and Treasurer, as set forth below:

2017 Base Salary	Target Bonus Percentage	Target Cash Bonus	2017 Actual Cash Bonus	Actual Bonus as % of Prorated Salary
$400,000	35%	$51,014(1)	$53,564(2)	36.8%

(1)	Ms. Franchi’s target cash bonus for 2017 was prorated based on her start date of August 21, 2017.
(2)	The Committee determined that Ms. Franchi met expectations with respect to both the achievement of her specified annual individual performance objectives and the embodiment of the Company’s values and expected behaviors, which made her eligible for a bonus of up to 110% of her target cash bonus.

The Committee also increased Ms. Franchi’s base salary to $402,915, retroactive to January 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: February 16, 2018	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie General Counsel